UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

MUTUAL FUNDS

# John Hancock Income Securities Trust

**Annual Report**
10.31.12

Ticker | **JHS**

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted positive returns overall for the 12 months ended October 31, 2012. In the first half of the reporting period, the U.S. economy showed marked signs of improvement and European authorities took steps to ease the Continent’s persistent sovereign debt crisis. In this environment, corporate bonds and commercial mortgage-backed securities led a broad bond market rally. Over the last half of the reporting period, weaker economic data and worsening debt problems in Europe led to a flight to quality in the bond market, sending U.S. Treasury yields down to historically low levels. However, corporate bonds and other credit-related securities also continued to rally as investors sought out higher-yielding investments in a low interest-rate environment. For the full 12-month period, corporate bonds (especially high yield) performed best, while U.S. Treasury securities lagged.

For the year ended October 31, 2012, John Hancock Income Securities Trust produced a total return of 16.57% at net asset value (NAV) and 19.95% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. By comparison, the average leveraged closed-end investment-grade bond fund tracked by UBS Securities LLC returned 14.72% at NAV and 18.51% at market value. The Fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index, returned 5.90%. This index is unleveraged and does not include below investment-grade bonds.

The Fund’s outperformance of its benchmark index was driven by sector allocation, particularly overweight positions in commercial mortgage-backed securities and corporate bonds, which were the top performing segments of the bond market during the reporting period. A meaningful position in high-yield corporate bonds, as well as an emphasis on investment-grade corporate bonds issued by financial companies, also added value versus the benchmark, as did an underweight position in U.S. Treasury bonds. We modestly reduced the Fund’s exposure to corporate bonds and residential mortgage-backed securities over the past year. These assets were redeployed into higher-yielding securities, including commercial mortgage-backed securities, non-agency residential mortgage-backed bonds and collateralized mortgage obligations. The latter group included interest-only mortgage-backed securities, many of which performed well during the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Higher-yielding bonds are riskier than lower-yielding bond, and their value may fluctuate more in response to market conditions.

6 Income Securities Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	52.3%	U.S. Government	1.6%

U.S. Government Agency	21.5%	Preferred Securities	1.6%

Collateralized Mortgage Obligations	12.7%	Capital Preferred Securities	1.5%

Asset Backed Securities	5.6%	Other Investments	1.3%

Common Stocks	1.9%

Quality Distribution[1,2]

U.S. Government	1.6%	B	9.1%

U.S. Government Agency	21.5%	CCC & Below	7.0%

AAA	4.9%	Not Rated	0.7%

AA	3.1%	Preferred Securities	1.6%

A	8.0%	Equity	1.9%

BBB	30.5%	Short-Term Investments	0.4%

BB	9.7%

1 As a percentage of the Fund’s total investments on 10-31-12.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-12 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Income Securities Trust 7

Fund’s investments

As of 10-31-12

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 77.1% (52.3% of Total Investments)				$143,160,685

(Cost $130,481,308)

Consumer Discretionary 10.7%				19,892,762

Auto Components 0.7%

Allison Transmission, Inc. (S)(Z)	7.125	05-15-19	$380,000	404,225

American Axle & Manufacturing, Inc.	6.625	10-15-22	55,000	54,381

Exide Technologies (Z)	8.625	02-01-18	380,000	308,275

Hyva Global BV (S)(Z)	8.625	03-24-16	340,000	317,050

Visteon Corp. (Z)	6.750	04-15-19	220,000	226,325

Automobiles 1.8%

Ford Motor Credit Company LLC	4.250	09-20-22	200,000	207,047

Ford Motor Credit Company LLC (Z)	5.000	05-15-18	1,070,000	1,179,741

Ford Motor Credit Company LLC (Z)	8.000	12-15-16	330,000	399,511

Hyundai Capital Services, Inc. (S)(Z)	4.375	07-27-16	310,000	336,034

Hyundai Capital Services, Inc. (S)(Z)	6.000	05-05-15	430,000	474,320

Kia Motors Corp. (S)(Z)	3.625	06-14-16	315,000	331,896

Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	490,000	497,192

Diversified Financial Services 0.1%

Rivers Pittsburgh Borrower LP (S)	9.500	06-15-19	155,000	167,400

Food Products 0.1%

Simmons Foods, Inc. (S)(Z)	10.500	11-01-17	250,000	213,125

Hotels, Restaurants & Leisure 2.8%

CCM Merger, Inc. (S)(Z)	9.125	05-01-19	380,000	379,050

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)(Z)	10.500	07-01-19	275,000	297,000

Greektown Superholdings, Inc. (Z)	13.000	07-01-15	1,713,000	1,839,334

Landry’s, Inc. (S)(Z)	9.375	05-01-20	250,000	263,438

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	319,000	296,670

Marina District Finance Company, Inc. (Z)	9.500	10-15-15	320,000	323,600

MGM Resorts International (S)	6.750	10-01-20	275,000	272,938

MGM Resorts International (S)(Z)	8.625	02-01-19	340,000	367,625

Seminole Indian Tribe of Florida (S)	6.535	10-01-20	650,000	699,615

Seminole Indian Tribe of Florida (S)(Z)	7.750	10-01-17	325,000	354,250

Waterford Gaming LLC (S)	8.625	09-15-14	184,062	100,222

Household Durables 0.3%

American Standard Americas (S)	10.750	01-15-16	165,000	154,275

Corporacion GEO SAB de CV (S)(Z)	8.875	03-27-22	410,000	433,575

8 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Internet & Catalog Retail 0.4%

Expedia, Inc. (Z)	5.950	08-15-20	$530,000	$584,748

QVC, Inc. (S)	5.125	07-02-22	90,000	94,613

Media 3.1%

AMC Entertainment, Inc. (Z)	8.750	06-01-19	140,000	154,700

CBS Corp. (Z)	7.875	07-30-30	595,000	833,788

Cinemark USA, Inc. (Z)	7.375	06-15-21	195,000	214,988

Grupo Televisa SAB (Z)	6.625	01-15-40	310,000	415,591

News America, Inc. (Z)	6.150	03-01-37	165,000	206,639

News America, Inc. (Z)	6.150	02-15-41	55,000	70,993

News America, Inc. (Z)	6.400	12-15-35	150,000	191,901

News America, Inc. (Z)	7.600	10-11-15	1,000,000	1,170,211

News America, Inc. (Z)	7.750	01-20-24	1,020,000	1,304,211

Nexstar Broadcasting, Inc.	7.000	01-15-14	9,000	9,032

Nexstar Broadcasting, Inc. (Z)	7.000	01-15-14	255,998	256,894

Regal Entertainment Group (Z)	9.125	08-15-18	100,000	111,000

Time Warner Cable, Inc. (Z)	6.750	07-01-18	605,000	765,553

Multiline Retail 0.2%

Macy’s Retail Holdings, Inc. (Z)	7.875	08-15-36	444,000	475,354

Specialty Retail 0.5%

Dufry Finance SCA (S)	5.500	10-15-20	215,000	218,763

Hillman Group, Inc. (Z)	10.875	06-01-18	305,000	330,925

Petco Holdings Inc., PIK (S)	8.500	10-15-17	120,000	120,450

Toys R Us, Inc. (S)	10.375	08-15-17	180,000	184,050

Textiles, Apparel & Luxury Goods 0.7%

Burlington Coat Factory Warehouse Corp. (Z)	10.000	02-15-19	665,000	733,994

Levi Strauss & Company (Z)	7.625	05-15-20	500,000	546,250

Consumer Staples 2.4%				4,398,413

Food & Staples Retailing 0.9%

Rite Aid Corp. (Z)	9.250	03-15-20	720,000	736,200

Safeway, Inc.	5.000	08-15-19	575,000	616,638

Safeway, Inc. (Z)	7.250	02-01-31	225,000	250,509

Food Products 0.5%

Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	501,609

Corporacion Pesquera Inca SAC (S)(Z)	9.000	02-10-17	340,000	365,500

Household Products 0.5%

Reynolds Group Issuer, Inc. (Z)	9.000	04-15-19	420,000	425,250

Reynolds Group Issuer, Inc. (Z)	9.875	08-15-19	365,000	382,338

YCC Holdings LLC, PIK	10.250	02-15-16	85,000	87,869

Tobacco 0.5%

Alliance One International, Inc. (Z)	10.000	07-15-16	1,000,000	1,032,500

Energy 8.6%				16,079,317

Energy Equipment & Services 0.8%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	1,000,000	940,000

Offshore Group Investments, Ltd.	11.500	08-01-15	187,000	205,466

Trinidad Drilling, Ltd. (S)(Z)	7.875	01-15-19	265,000	284,213

Weatherford International, Inc.	6.800	06-15-37	130,000	150,653

See notes to financial statements	Annual report | Income Securities Trust 9

		Maturity
	Rate (%)	date	Par value	Value
Gas Utilities 0.3%

DCP Midstream LLC (S)(Z)	9.750	03-15-19	$405,000	$529,352

Oil, Gas & Consumable Fuels 7.5%

Afren PLC (S)(Z)	10.250	04-08-19	240,000	274,800

Afren PLC (S)(Z)	11.500	02-01-16	400,000	456,000

Alpha Natural Resources, Inc. (Z)	6.000	06-01-19	125,000	109,688

Alpha Natural Resources, Inc. (Z)	6.250	06-01-21	270,000	234,900

Arch Coal, Inc. (Z)	7.000	06-15-19	165,000	146,438

Arch Coal, Inc. (Z)	7.250	06-15-21	365,000	322,113

BreitBurn Energy Partners LP (S)(Z)	7.875	04-15-22	215,000	222,525

DTEK Finance BV (S)(Z)	9.500	04-28-15	200,000	202,120

Energy Transfer Partners LP (Z)	5.200	02-01-22	135,000	154,832

Energy Transfer Partners LP (Z)	9.700	03-15-19	425,000	571,820

Enterprise Products Operating LLC (7.000% to
6-1-17, then 3 month LIBOR + 2.777%) (Z)	7.000	06-01-67	695,000	754,075

EP Energy LLC (S)	7.750	09-01-22	195,000	201,825

EV Energy Partners LP (Z)	8.000	04-15-19	400,000	421,000

Halcon Resources Corp. (S)	8.875	05-15-21	80,000	81,100

Kerr-McGee Corp. (Z)	6.950	07-01-24	600,000	788,713

Kinder Morgan Energy Partners LP (Z)	7.750	03-15-32	195,000	271,224

Newfield Exploration Company (Z)	5.750	01-30-22	260,000	280,800

NuStar Logistics LP (Z)	7.900	04-15-18	845,000	959,043

Peabody Energy Corp.	6.250	11-15-21	325,000	335,563

Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,452,911

Petrohawk Energy Corp. (Z)	6.250	06-01-19	595,000	667,451

Petroleos Mexicanos	4.875	01-24-22	275,000	308,000

Regency Energy Partners LP	5.500	04-15-23	265,000	275,600

Spectra Energy Capital LLC (Z)	6.200	04-15-18	1,000,000	1,217,121

Targa Resources Partners LP (S)(Z)	6.375	08-01-22	245,000	261,538

TransCanada Pipelines, Ltd. (6.350% to
5-15-17, then 3 month LIBOR + 2.210%) (Z)	6.350	05-15-67	710,000	762,718

W&T Offshore, Inc. (S)	8.500	06-15-19	100,000	105,250

Williams Partners LP (Z)	7.250	02-01-17	1,463,000	1,798,765

WPX Energy, Inc.	6.000	01-15-22	310,000	331,700

Financials 28.4%				52,786,856

Capital Markets 3.4%

Jefferies Group, Inc. (Z)	6.875	04-15-21	905,000	988,713

Jefferies Group, Inc. (Z)	8.500	07-15-19	165,000	193,050

Macquarie Bank, Ltd. (S)(Z)	6.625	04-07-21	260,000	286,166

Macquarie Group, Ltd. (S)(Z)	6.000	01-14-20	340,000	370,645

Morgan Stanley	4.875	11-01-22	150,000	151,497

Morgan Stanley (Z)	5.550	04-27-17	1,300,000	1,444,603

Morgan Stanley (Z)	5.750	01-25-21	290,000	324,209

Morgan Stanley (Z)	6.375	07-24-42	405,000	464,265

Morgan Stanley (Z)	7.300	05-13-19	485,000	583,236

The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	300,000	334,918

The Goldman Sachs Group, Inc. (Z)	5.750	01-24-22	275,000	318,961

The Goldman Sachs Group, Inc. (Z)	6.150	04-01-18	760,000	889,615

10 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial Banks 5.3%

Abbey National Treasury Services PLC (Z)	4.000	04-27-16	$630,000	$660,778

Banco de Credito del Peru (S)(Z)	4.750	03-16-16	175,000	186,813

Barclays Bank PLC (S)(Z)	6.050	12-04-17	2,225,000	2,429,144

Barclays Bank PLC (S)(Z)	10.179	06-12-21	260,000	344,835

BPCE SA (12.500% to 9-30-19, then
3 month LIBOR + 12.980%) (Q)(S)(Z)	12.500	09-30-19	330,000	377,249

First Horizon National Corp. (Z)	5.375	12-15-15	355,000	389,120

ICICI Bank, Ltd. (S)(Z)	5.750	11-16-20	475,000	516,373

Nordea Bank AB (S)(Z)	3.125	03-20-17	680,000	716,048

Regions Financial Corp. (Z)	7.750	11-10-14	1,000,000	1,102,500

Royal Bank of Scotland Group PLC	2.550	09-18-15	335,000	343,384

Santander Holdings USA, Inc.	4.625	04-19-16	115,000	120,186

Sberbank of Russia (S)(Z)	6.125	02-07-22	200,000	223,806

Svenska Handelsbanken AB (Z)	2.875	04-04-17	530,000	559,789

Swedbank AB (S)	2.125	09-29-17	460,000	464,301

Synovus Financial Corp. (Z)	7.875	02-15-19	200,000	225,000

VTB Bank OJSC (9.500% to 12-6-22, then
10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	235,000	236,551

Wachovia Bank NA (Z)	5.850	02-01-37	390,000	501,138

Wachovia Corp. (Z)	5.750	06-15-17	405,000	484,118

Consumer Finance 2.0%

Capital One Financial Corp. (Z)	6.150	09-01-16	730,000	835,876

Capital One Financial Corp. (Z)	6.750	09-15-17	1,000,000	1,230,220

Discover Bank (Z)	7.000	04-15-20	270,000	330,700

Discover Financial Services (S)	5.200	04-27-22	585,000	660,195

Nationstar Mortgage LLC (S)	7.875	10-01-20	170,000	175,100

Nelnet, Inc. (P)(Z)	3.735	09-29-36	715,000	563,063

Diversified Financial Services 5.3%

Bank of America Corp. (Z)	6.500	08-01-16	305,000	354,627

Bank of America NA (Z)	5.300	03-15-17	150,000	168,342

Bank of America NA (Z)	6.000	10-15-36	390,000	476,374

Bank of Ceylon (S)(Z)	6.875	05-03-17	250,000	268,125

Citigroup, Inc.	5.850	12-11-34	107,000	127,391

General Electric Capital Corp. (Z)	4.375	09-16-20	365,000	408,101

General Electric Capital Corp. (Z)	5.875	01-14-38	160,000	196,490

General Electric Capital Corp. (Z)	6.000	08-07-19	335,000	410,063

General Electric Capital Corp. (7.125% until
6-15-22, then 3 month LIBOR + 5.296%) (Q)(Z)	7.125	06-15-22	600,000	686,454

International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	340,750

iPayment, Inc.	10.250	05-15-18	295,000	259,600

JPMorgan Chase & Company (Z)	6.000	01-15-18	775,000	921,970

JPMorgan Chase & Company (7.900% to
4-30-18, then 3 month LIBOR + 3.470%) (Q)(Z)	7.900	04-30-18	655,000	754,383

Merrill Lynch & Company, Inc. (Z)	6.875	04-25-18	1,000,000	1,206,875

Merrill Lynch & Company, Inc. (Z)	7.750	05-14-38	310,000	407,553

Rabobank Nederland NV (Z)	3.375	01-19-17	275,000	295,655

SPL Logistics Escrow LLC (S)	8.875	08-01-20	215,000	228,438

The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,243,841

UBS AG (Z)	7.625	08-17-22	445,000	479,491

USB Realty Corp. (P)(Q)(S)(Z)	1.487	01-15-17	800,000	676,760

See notes to financial statements	Annual report | Income Securities Trust 11

		Maturity
	Rate (%)	date	Par value	Value
Insurance 6.7%

Aflac, Inc. (Z)	8.500	05-15-19	$385,000	$522,832

American International Group, Inc. (Z)	3.800	03-22-17	235,000	253,432

American International Group, Inc. (Z)	8.250	08-15-18	230,000	298,652

Aon Corp. (Z)	8.205	01-01-27	345,000	431,883

AXA SA (Z)	8.600	12-15-30	175,000	217,393

CNA Financial Corp. (Z)	6.500	08-15-16	720,000	830,933

CNA Financial Corp. (Z)	7.250	11-15-23	540,000	670,212

CNO Financial Group, Inc. (S)	6.375	10-01-20	145,000	150,075

Glen Meadow Pass-Through Trust (6.505% to
2-15-17, then 3 month LIBOR + 2.125%) (S)(Z)	6.505	02-12-67	835,000	759,850

Hartford Financial Services Group, Inc.	5.500	03-30-20	190,000	219,978

Hartford Financial Services Group, Inc. (Z)	6.000	01-15-19	193,000	226,715

Hartford Financial Services Group, Inc. (Z)	6.625	03-30-40	225,000	289,184

Liberty Mutual Group, Inc. (S)(Z)	4.950	05-01-22	163,000	177,843

Liberty Mutual Group, Inc. (S)(Z)	6.500	05-01-42	230,000	261,458

Liberty Mutual Group, Inc. (S)(Z)	7.800	03-15-37	705,000	791,363

Lincoln National Corp. (Z)	8.750	07-01-19	535,000	707,989

Lincoln National Corp. (6.050% until 4-20-17,
then 3 month LIBOR + 2.040%) (Z)	6.050	04-20-67	395,000	395,000

Nippon Life Insurance Company (S)	5.000	10-18-42	310,000	319,516

Prudential Financial, Inc. (5.875% to 9-15-22,
then 3 month LIBOR + 4.175%) (Z)	5.875	09-15-42	445,000	468,363

Teachers Insurance & Annuity Association of
America (S)(Z)	6.850	12-16-39	475,000	656,109

The Chubb Corp. (6.375% until 4-15-17, then
3 month LIBOR + 2.250%) (Z)	6.375	03-29-67	585,000	634,725

The Hanover Insurance Group, Inc. (Z)	6.375	06-15-21	150,000	170,483

Unum Group (Z)	7.125	09-30-16	395,000	465,191

UnumProvident Finance Company PLC (S)(Z)	6.850	11-15-15	605,000	678,776

W.R. Berkley Corp. (Z)	5.600	05-15-15	365,000	397,768

White Mountains Re Group, Ltd. (7.506% to
6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	415,000	431,144

Willis Group Holdings PLC (Z)	5.750	03-15-21	350,000	397,191

Willis North America, Inc. (Z)	7.000	09-29-19	495,000	598,782

Real Estate Investment Trusts 4.9%

Boston Properties LP (Z)	3.700	11-15-18	195,000	212,373

Brandywine Operating Partnership LP (Z)	7.500	05-15-15	345,000	389,871

CubeSmart LP (Z)	4.800	07-15-22	280,000	307,916

DDR Corp. (Z)	7.500	04-01-17	880,000	1,061,463

Goodman Funding Pty, Ltd. (S)(Z)	6.375	04-15-21	645,000	726,847

Health Care REIT, Inc.	4.950	01-15-21	190,000	210,498

Health Care REIT, Inc. (Z)	6.125	04-15-20	700,000	823,102

Health Care REIT, Inc. (Z)	6.200	06-01-16	505,000	579,193

Healthcare Realty Trust, Inc. (Z)	6.500	01-17-17	540,000	618,069

MPT Operating Partnership LP (Z)	6.375	02-15-22	320,000	333,600

MPT Operating Partnership LP (Z)	6.875	05-01-21	230,000	248,400

Prologis International Funding II (S)	4.875	02-15-20	180,000	178,671

ProLogis LP (Z)	4.500	08-15-17	55,000	59,990

ProLogis LP (Z)	6.250	03-15-17	475,000	540,060

12 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Investment Trusts (continued)

Ventas Realty LP (Z)	4.000	04-30-19	$330,000	$356,091

Ventas Realty LP (Z)	4.750	06-01-21	670,000	745,463

Vornado Realty LP (Z)	4.250	04-01-15	405,000	430,391

WEA Finance LLC (S)(Z)	6.750	09-02-19	290,000	358,709

Weyerhaeuser Company (Z)	7.375	03-15-32	690,000	876,461

Real Estate Management & Development 0.3%

General Shopping Investments, Ltd.
(12.000% to 3-20-17, then 5 Year USGG +
11.052%) (Q)(S)	12.000	03-20-17	260,000	228,800

Realogy Corp. (S)(Z)	7.875	02-15-19	215,000	231,125

Thrifts & Mortgage Finance 0.5%

Nationstar Mortgage LLC (S)	9.625	05-01-19	295,000	325,600

Nationstar Mortgage LLC	10.875	04-01-15	540,000	583,875

Health Care 1.8%				3,266,288

Health Care Equipment & Supplies 0.1%

Alere, Inc. (Z)	8.625	10-01-18	185,000	194,250

Health Care Providers & Services 0.9%

BioScrip, Inc. (Z)	10.250	10-01-15	285,000	304,950

Community Health Systems, Inc. (Z)	7.125	07-15-20	140,000	148,050

HCA, Inc. (Z)	7.500	02-15-22	380,000	424,650

Medco Health Solutions, Inc. (Z)	7.125	03-15-18	545,000	691,899

Pharmaceuticals 0.8%

Catalent Pharma Solutions, Inc.	9.500	04-15-15	421,756	432,827

Hospira, Inc. (Z)	6.050	03-30-17	485,000	569,078

Valeant Pharmaceuticals International (S)(Z)	6.875	12-01-18	315,000	335,869

Watson Pharmaceuticals, Inc.	3.250	10-01-22	160,000	164,715

Industrials 8.8%				16,327,309

Aerospace & Defense 1.7%

Bombardier, Inc. (S)(Z)	7.750	03-15-20	240,000	280,500

Ducommun, Inc. (Z)	9.750	07-15-18	70,000	74,025

Embraer Overseas, Ltd. (Z)	6.375	01-15-20	380,000	439,850

Huntington Ingalls Industries, Inc. (Z)	7.125	03-15-21	360,000	387,000

Kratos Defense & Security Solutions, Inc. (Z)	10.000	06-01-17	350,000	378,000

Textron Financial Corp. (6.000% to 2-15-17,
then 3 month LIBOR + 1.735%) (S)(Z)	6.000	02-15-67	750,000	645,000

Textron, Inc. (Z)	5.600	12-01-17	505,000	555,755

Textron, Inc. (Z)	7.250	10-01-19	270,000	326,135

Airlines 3.5%

America West Airlines 2000-1 Pass Through
Trust (Z)	8.057	07-02-20	173,084	185,633

American Airlines 2011-1 Class B Pass Through
Trust (S)(Z)	7.000	01-31-18	557,427	569,272

Continental Airlines 1997-4 Class A Pass
Through Trust (Z)	6.900	01-02-18	308,732	334,974

Continental Airlines 1998-1 Class A Pass
Through Trust (Z)	6.648	09-15-17	169,168	181,010

Continental Airlines 1999-1 Class A Pass
Through Trust (Z)	6.545	02-02-19	195,216	214,738

See notes to financial statements	Annual report | Income Securities Trust 13

		Maturity
	Rate (%)	date	Par value	Value
Airlines (continued)

Continental Airlines 2000-2 Class B Pass
Through Trust	8.307	04-02-18	$117,370	$124,412

Continental Airlines 2007-1 Class A Pass
Through Trust (Z)	5.983	04-19-22	505,444	563,570

Continental Airlines 2010-1 Class A Pass
Through Trust	4.750	01-12-21	147,923	158,648

Continental Airlines 2012-1 Class B Pass
Through Trust (Z)	6.250	04-11-20	240,000	253,200

Delta Air Lines 2002-1 Class G-1 Pass Through
Trust (Z)	6.718	01-02-23	671,474	738,621

Delta Air Lines 2007-1 Class A Pass Through
Trust (Z)	6.821	08-10-22	663,565	745,648

Delta Air Lines 2010-1 Class A Pass Through
Trust (Z)	6.200	07-02-18	191,712	212,800

Delta Air Lines 2011-1 Class A Pass Through
Trust (Z)	5.300	04-15-19	324,466	355,291

Northwest Airlines 2002-1 Class G-2 Pass
Through Trust	6.264	11-20-21	131,632	139,043

Northwest Airlines 2007-1 Class A Pass
Through Trust (Z)	7.027	11-01-19	400,353	442,390

UAL 2009-1 Pass Through Trust	10.400	11-01-16	141,968	163,093

UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	362,786	419,925

United Airlines 2007-1 Class C Pass Through
Trust (P)	2.984	07-02-14	583,794	566,280

US Airways 2012-1 Class A Pass Through
Trust (Z)	5.900	10-01-24	175,000	190,750

Building Products 1.0%

Masco Corp. (Z)	7.125	03-15-20	285,000	330,294

Owens Corning	4.200	12-15-22	395,000	398,858

Ply Gem Industries, Inc. (S)	9.375	04-15-17	75,000	78,750

Voto-Votorantim Overseas Trading Operations
NV (S)(Z)	6.625	09-25-19	450,000	528,750

Voto-Votorantim, Ltd. (S)(Z)	6.750	04-05-21	490,000	584,325

Commercial Services & Supplies 0.6%

Casella Waste Systems, Inc. (S)	7.750	02-15-19	365,000	357,700

Garda World Security Corp. (S)	9.750	03-15-17	100,000	105,625

Steelcase, Inc. (Z)	6.375	02-15-21	500,000	534,827

Construction & Engineering 0.2%

Tutor Perini Corp. (Z)	7.625	11-01-18	335,000	342,538

Electrical Equipment 0.1%

Coleman Cable, Inc. (Z)	9.000	02-15-18	205,000	218,325

Industrial Conglomerates 0.7%

General Electric Company	4.125	10-09-42	210,000	219,362

Odebrecht Finance, Ltd. (S)	6.000	04-05-23	350,000	405,125

Odebrecht Finance, Ltd. (S)	7.125	06-26-42	425,000	491,938

Odebrecht Finance, Ltd. (Q)(S)(Z)	7.500	09-14-15	200,000	214,000

Marine 0.2%

Navios South American Logistics, Inc. (Z)	9.250	04-15-19	315,000	298,463

14 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Road & Rail 0.3%

Avis Budget Car Rental LLC	8.250	01-15-19	$125,000	$136,406

Penske Truck Leasing Company LP (S)(Z)	3.750	05-11-17	460,000	469,510

Trading Companies & Distributors 0.5%

Air Lease Corp. (S)	4.500	01-15-16	95,000	95,000

Air Lease Corp. (S)	5.625	04-01-17	110,000	112,750

Aircastle, Ltd. (Z)	6.750	04-15-17	160,000	171,200

Aircastle, Ltd. (Z)	7.625	04-15-20	160,000	176,800

H&E Equipment Services, Inc. (S)(Z)	7.000	09-01-22	205,000	213,200

HD Supply, Inc. (S)(Z)	8.125	04-15-19	180,000	198,000

Information Technology 0.8%				1,491,854

Computers & Peripherals 0.2%

Hewlett-Packard Company (Z)	4.375	09-15-21	310,000	306,109

IT Services 0.6%

Brightstar Corp. (S)(Z)	9.500	12-01-16	560,000	599,200

Computer Sciences Corp.	4.450	09-15-22	225,000	226,995

Lender Processing Services, Inc.	5.750	04-15-23	340,000	359,550

Materials 6.0%				11,110,110

Chemicals 1.1%

American Pacific Corp. (Z)	9.000	02-01-15	152,000	154,090

Braskem Finance, Ltd. (S)(Z)	7.000	05-07-20	515,000	606,413

CF Industries, Inc. (Z)	6.875	05-01-18	170,000	208,669

CF Industries, Inc. (Z)	7.125	05-01-20	430,000	544,614

Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	390,713

Polymer Group, Inc. (Z)	7.750	02-01-19	95,000	101,650

Construction Materials 0.5%

American Gilsonite Company (S)	11.500	09-01-17	290,000	301,600

Magnesita Finance, Ltd. (Q)(S)(Z)	8.625	04-05-17	420,000	443,050

Severstal Columbus LLC (Z)	10.250	02-15-18	100,000	103,000

Vulcan Materials Company	7.500	06-15-21	130,000	146,900

Containers & Packaging 0.9%

ARD Finance SA, PIK (S)	11.125	06-01-18	260,000	267,800

Consolidated Container Company LLC (S)(Z)	10.125	07-15-20	320,000	340,000

Pretium Packaging LLC (Z)	11.500	04-01-16	165,000	169,125

Temple-Inland, Inc. (Z)	6.625	01-15-18	750,000	906,950

Metals & Mining 2.2%

Allegheny Technologies, Inc. (Z)	5.950	01-15-21	140,000	156,643

Allegheny Technologies, Inc. (Z)	9.375	06-01-19	280,000	357,857

ArcelorMittal (Z)	10.100	06-01-19	370,000	434,717

Commercial Metals Company (Z)	7.350	08-15-18	310,000	333,250

Edgen Murray Corp. (S)	8.750	11-01-20	310,000	307,675

FMG Resources August 2006 Pty, Ltd. (S)(Z)	8.250	11-01-19	170,000	170,000

Inmet Mining Corp. (S)	8.750	06-01-20	250,000	259,375

JMC Steel Group (S)(Z)	8.250	03-15-18	185,000	187,775

Metinvest BV (S)(Z)	8.750	02-14-18	435,000	417,491

Rain CII Carbon LLC (S)(Z)	8.000	12-01-18	340,000	346,800

SunCoke Energy, Inc. (Z)	7.625	08-01-19	259,000	264,828

Teck Resources, Ltd.	10.750	05-15-19	119,000	143,293

See notes to financial statements	Annual report | Income Securities Trust 15

		Maturity
	Rate (%)	date	Par value	Value
Metals & Mining (continued)

Thompson Creek Metals Company, Inc. (Z)	7.375	06-01-18	$395,000	$312,050

Vale Overseas, Ltd. (Z)	6.875	11-10-39	320,000	397,208

Paper & Forest Products 1.3%

Georgia-Pacific LLC (S)(Z)	5.400	11-01-20	485,000	575,164

Georgia-Pacific LLC (Z)	7.250	06-01-28	165,000	213,186

International Paper Company (Z)	9.375	05-15-19	385,000	529,573

Westvaco Corp. (Z)	7.950	02-15-31	770,000	1,018,651

Telecommunication Services 3.9%				7,218,578

Diversified Telecommunication Services 3.2%

American Tower Corp. (Z)	4.700	03-15-22	400,000	441,445

BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	455,769	483,102

CenturyLink, Inc. (Z)	5.800	03-15-22	480,000	504,803

CenturyLink, Inc. (Z)	6.450	06-15-21	305,000	334,099

CenturyLink, Inc. (Z)	7.600	09-15-39	305,000	311,959

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	760,000	867,785

GTP Acquisition Partners I LLC (S)(Z)	4.347	06-15-16	650,000	684,107

GTP Acquisition Partners I LLC (S)(Z)	7.628	06-15-16	650,000	674,807

GTP Towers Issuer LLC (S)(Z)	8.112	02-15-15	885,000	924,949

PAETEC Holding Corp. (Z)	9.875	12-01-18	369,000	421,583

Telecom Italia Capital SA (Z)	7.200	07-18-36	365,000	370,475

Wireless Telecommunication Services 0.7%

Clearwire Communications LLC (S)	12.000	12-01-15	315,000	335,475

Nextel Communications, Inc. (Z)	7.375	08-01-15	215,000	215,269

SBA Tower Trust (S)(Z)	2.933	12-15-17	395,000	405,088

Verizon New York Inc	7.000	12-01-33	235,000	243,632

Utilities 5.7%				10,589,198

Electric Utilities 3.5%

Beaver Valley II Funding	9.000	06-01-17	244,000	249,924

BVPS II Funding Corp.	8.890	06-01-17	441,000	485,642

Commonwealth Edison Company (Z)	5.800	03-15-18	525,000	647,748

DPL, Inc.	7.250	10-15-21	570,000	642,675

Exelon Corp. (Z)	4.900	06-15-15	985,000	1,082,868

FPL Energy National Wind LLC (S)	5.608	03-10-24	206,536	194,303

Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	935,395

PNM Resources, Inc. (Z)	9.250	05-15-15	705,000	805,463

PNPP II Funding Corp.	9.120	05-30-16	220,000	228,281

PPL Capital Funding, Inc. (6.700% to 3-30-17,
then 3 month LIBOR + 2.665%) (Z)	6.700	03-30-67	525,000	553,219

Southern California Edison Company
(6.250% to 2-1-22, then 3 month LIBOR +
4.199%) (Q)(Z)	6.250	02-01-22	275,000	302,297

TXU Corp. (Z)	7.460	01-01-15	86,182	84,414

W3A Funding Corp. (Z)	8.090	01-02-17	337,407	344,709

Independent Power Producers & Energy Traders 1.0%

Allegheny Energy Supply Company LLC (S)(Z)	5.750	10-15-19	460,000	508,438

Exelon Generation Company LLC (S)(Z)	5.600	06-15-42	200,000	223,366

Exelon Generation Company LLC (Z)	6.250	10-01-39	175,000	211,531

16 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Independent Power Producers & Energy Traders (continued)

NRG Energy, Inc. (Z)	7.625	01-15-18	$385,000	$420,613

NRG Energy, Inc. (Z)	8.250	09-01-20	355,000	391,388

Multi-Utilities 1.2%

GDF Suez (S)	2.875	10-10-22	325,000	326,016

Integrys Energy Group, Inc. (6.110% to
12-1-16, then 3 month LIBOR + 2.120%) (Z)	6.110	12-01-66	650,000	682,500

MidAmerican Energy Holdings Company (Z)	8.480	09-15-28	550,000	828,683

Wisconsin Energy Corp. (6.250% to 5-15-17,
then 3 month LIBOR + 2.113%) (Z)	6.250	05-15-67	410,000	439,725

Convertible Bonds 0.2% (0.2% of Total Investments)				$409,200

(Cost $267,530)

Consumer Discretionary 0.2%				409,200

Media 0.2%

XM Satellite Radio, Inc. (S)(Z)	7.000	12-01-14	248,000	409,200

Municipal Bonds 0.4% (0.2% of Total Investments)				$668,337

(Cost $553,211)
California 0.2%				316,134
State of California
General Obligation Bond (Z)	7.600	11-01-40	225,000	316,134

Illinois 0.2%				352,203
State of Illinois
General Obligation Bond	5.100	06-01-33	355,000	352,203

Term Loans (M) 0.5% (0.4% of Total Investments)				$973,749

(Cost $971,416)

Consumer Discretionary 0.4%				854,049

Hotels, Restaurants & Leisure 0.4%

CCM Merger, Inc.	6.000	03-01-17	180,089	181,102

Kalispel Tribal Economic Authority	7.500	02-25-17	553,509	542,438

Landry’s, Inc.	6.500	04-24-18	129,350	130,509

Financials 0.1%				119,700

Real Estate Investment Trusts 0.1%

iStar Financial Inc. (T)	—	09-28-17	120,000	119,700

Capital Preferred Securities (a) 2.3% (1.5% of Total Investments)				$4,225,264

(Cost $4,090,104)

Financials 2.3%				4,225,264

Capital Markets 0.4%

State Street Capital Trust IV (P)(Z)	1.389	06-15-37	935,000	717,023

Commercial Banks 1.5%

Fifth Third Capital Trust IV (6.500% to 4-15-17,
then 3 month LIBOR + 1.368%) (Z)	6.500	04-15-37	825,000	827,063

PNC Financial Services Group, Inc. (6.750% to
8-1-21, then 3 month LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	215,000	247,936

See notes to financial statements	Annual report | Income Securities Trust 17

		Maturity
	Rate (%)	date	Par value	Value
Commercial Banks (continued)

PNC Preferred Funding Trust III (8.700% to
3-15-13, then 3 month LIBOR + 5.226%)
(Q)(S)(Z)	8.700	03-15-13	$835,000	$845,354

Regions Financing Trust II (6.625% to 5-15-27,
then 3 month LIBOR + 1.290%) (Z)	6.625	05-15-47	260,000	259,038

Sovereign Capital Trust VI	7.908	06-13-36	480,000	504,000

Insurance 0.4%

MetLife Capital Trust X (9.250% to 4-8-38 then
3 month LIBOR + 5.540%) (S)(Z)	9.250	04-08-68	315,000	437,850

ZFS Finance USA Trust II (6.450% to 6-15-16
then 3 month LIBOR + 2.000%) (S)(Z)	6.450	12-15-65	360,000	387,000

U.S. Government & Agency Obligations 34.0%
(23.1% of Total Investments)				$63,179,335

(Cost $61,092,466)

U.S. Government 2.3%				4,251,049
U.S. Treasury Bonds
Bond (Z)	3.125	02-15-42	2,325,000	2,456,144

U.S. Treasury Notes
Note	1.625	08-15-22	265,000	263,261
Note (Z)	1.750	05-15-22	900,000	907,945

U.S. Treasury Strips, PO (Z)	2.907	11-15-30	1,020,000	623,699

U.S. Government Agency 31.7%				58,928,286

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (Z)	1.750	05-30-19	1,440,000	1,487,485
30 Yr Pass Thru	3.000	08-01-42	1,097,628	1,149,686
30 Yr Pass Thru (Z)	5.000	03-01-41	5,577,622	6,289,620
30 Yr Pass Thru	6.500	06-01-37	29,959	33,597
30 Yr Pass Thru	6.500	11-01-37	153,094	171,493
30 Yr Pass Thru	6.500	12-01-37	69,666	78,038
30 Yr Pass Thru (Z)	6.500	04-01-39	1,498,256	1,676,438

Federal National Mortgage Association
30 Yr Pass Thru	3.000	10-29-27	705,000	706,141
30 Yr Pass Thru	3.000	09-01-42	4,974,612	5,222,400
30 Yr Pass Thru (Z)	4.000	10-01-40	662,477	727,399
30 Yr Pass Thru (Z)	4.000	09-01-41	2,639,129	2,914,253
30 Yr Pass Thru (Z)	4.000	09-01-41	4,496,744	4,888,232
30 Yr Pass Thru (Z)	4.000	09-01-41	4,973,427	5,320,935
30 Yr Pass Thru (Z)	4.000	10-01-41	5,844,635	6,393,653
30 Yr Pass Thru (Z)	4.000	02-01-42	3,634,140	3,888,068
30 Yr Pass Thru (Z)	4.500	10-01-40	3,017,969	3,334,978
30 Yr Pass Thru (Z)	5.000	02-01-41	2,751,573	3,018,767
30 Yr Pass Thru	5.000	04-01-41	839,012	949,589
30 Yr Pass Thru (Z)	5.500	02-01-36	1,495,489	1,644,869
30 Yr Pass Thru (Z)	5.500	10-01-39	2,875,804	3,148,231
30 Yr Pass Thru	5.500	08-01-40	334,484	367,216
30 Yr Pass Thru (Z)	6.000	05-01-37	1,436,352	1,597,770
30 Yr Pass Thru (Z)	6.500	07-01-36	528,348	595,950
30 Yr Pass Thru (Z)	6.500	01-01-39	2,568,971	2,896,866
30 Yr Pass Thru (Z)	6.500	03-01-39	168,739	190,382
30 Yr Pass Thru	6.500	06-01-39	209,434	236,230

18 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Foreign Government Obligations 0.2% (0.1% of Total Investments)				$401,908

(Cost $368,694)

South Korea 0.2%				401,908
Korea Development Bank (Z)	4.000	09-09-16	$370,000	401,908

Collateralized Mortgage Obligations 18.7%
(12.7% of Total Investments)				$34,686,771

(Cost $32,745,098)

Commercial & Residential 14.9%				27,607,467
American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	2.149	12-25-46	6,972,357	644,943

American Tower Trust
Series 2007-1A, Class D (S)	5.957	04-15-37	865,000	890,652

Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	729,907

Banc of America Commercial Mortgage Trust, Inc.
Series 2006-2, Class AM (P)	5.762	05-10-45	595,000	662,381
Series 2006-4, Class AM	5.675	07-10-46	845,000	951,143
Series 2006-3, Class A4 (P)	5.889	07-10-44	785,000	898,783

Bear Stearns Adjustable Rate Mortgage Trust, Inc.
Series 2005-1, Class B2 (P)	3.342	03-25-35	761,838	56,600

Bear Stearns Alt-A Trust
Series 2004-12, Class 1A1 (P)	0.561	01-25-35	641,405	606,679

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.219	07-15-44	295,000	275,723

Commercial Mortgage Pass Through Certificates
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	404,482
Series 2012-LC4, Class C (P)	5.649	12-10-44	285,000	322,707

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.660	09-20-46	9,043,864	570,878

Extended Stay America Trust
Series 2010-ESHA, Class B (S)	4.221	11-05-27	530,000	532,010

Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class C (S)	4.270	05-05-27	315,000	329,550
Series 2012-FBLU, Class D (S)	5.007	05-05-27	465,000	491,890

GMAC Mortgage Corp. Loan Trust
Series 2004-AR2, Class 3A (P)	3.563	08-19-34	753,567	712,518

Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.867	07-10-38	670,000	745,978

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,457,709	1,846,939
Series 2004-9, Class B1 (P)	3.276	08-25-34	785,951	337,792

Harborview Mortgage Loan Trust
Series 2004-11, Class X1 IO	2.060	01-19-35	4,156,364	316,087
Series 2005-11, Class X IO	2.025	08-19-45	2,664,493	112,708
Series 2005-2, Class IX IO	2.229	05-19-35	10,263,085	698,817
Series 2005-8, Class 1X IO	2.184	09-19-35	4,077,389	263,706
Series 2007-3, Class ES IO	0.010	05-19-47	10,757,531	76,378
Series 2007-4, Class ES IO	0.350	07-19-47	12,666,890	89,935
Series 2007-6, Class ES IO (S)	0.342	08-19-37	9,005,527	63,939

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.025	10-25-36	9,056,121	655,663
Series 2005-AR18, Class 2X IO	1.676	10-25-36	8,518,448	445,770

See notes to financial statements	Annual report | Income Securities Trust 19

		Maturity
	Rate (%)	date	Par value	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5, Class AM (P)	5.242	12-15-44	$1,155,000	$1,278,367
Series 2006-LDP7, Class AM (P)	5.868	04-15-45	735,000	829,278
Series 2012-HSBC Class XA IO (S)	1.431	07-05-32	3,620,000	406,819

LB–UBS Commercial Mortgage Trust
Series 2007-C1, Class AM	5.455	02-15-40	850,000	944,694

Merrill Lynch Mortgage Investors Trust
Series 2006-3, Class 2A1 (P)	2.693	10-25-36	635,114	634,762
Series 2007-3, Class M1 (P)	3.455	09-25-37	243,807	132,431
Series 2007-3, Class M2 (P)	3.455	09-25-37	92,626	14,633
Series 2007-3, Class M3 (P)	3.455	09-25-37	59,764	2,121

Morgan Stanley Capital I
Series 2006-HQ10, Class AM	5.360	11-12-41	660,000	728,182
Series 2006-HQ8, Class AM (P)	5.466	03-12-44	1,020,000	1,118,610

Springleaf Mortgage Loan Trust
Series 2012-2A, Class A (P)(S)	2.220	10-25-57	482,813	485,378
Series 2012-3A, Class M1 (P)(S)	2.660	12-25-59	265,000	264,891

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.908	03-25-44	748,144	734,102

UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	405,000	442,829
Series 2012-C1, Class C (P) (S)	5.536	05-10-45	270,000	297,693

UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.832	05-10-63	4,998,247	534,512

WaMu Mortgage Pass Through Certificates
Series 2004-AR13, Class X IO	1.000	11-25-34	10,637,472	487,343
Series 2005-AR1, Class X IO	1.000	01-25-45	15,779,353	797,435
Series 2005-AR2, Class X IO	1.000	01-25-45	12,043,355	694,968
Series 2005-AR6, Class X IO	1.000	04-25-45	7,276,096	436,842
Series 2005-AR8, Class X IO	1.000	07-25-45	13,034,594	847,852

WF-RBS Commercial Mortgage Trust (P)(S)	2.451	11-15-45	5,230,000	759,167

U.S. Government Agency 3.8%				7,079,304

Federal Home Loan Mortgage Corp.
Series 3747, Class HI IO	4.500	07-15-37	5,667,182	599,633
Series 3794, Class PI IO	4.500	02-15-38	881,099	86,591
Series 3830, Class NI IO	4.500	01-15-36	4,018,776	484,084
Series 4077, Class IK IO	5.000	07-15-42	1,077,017	307,147
Series K017, Class X1 IO	1.457	12-25-21	2,821,014	285,441
Series K018, Class X1 IO	1.467	01-25-22	3,770,569	384,617
Series K021, Class X1 IO	1.516	06-25-22	816,000	92,044
Series K707, Class X1 IO	1.559	12-25-18	2,465,498	200,023
Series K708, Class X1 IO	1.512	01-25-19	5,808,920	468,855
Series K709, Class X1 IO	1.547	03-25-19	3,398,848	282,458
Series K710, Class X1 IO	1.785	05-25-19	2,577,739	251,817

Federal National Mortgage Association
Series 2009-47, Class EI IO	5.000	08-25-19	631,408	57,727
Series 2010-68, Class CI IO	5.000	11-25-38	1,139,615	160,818
Series 2012-118, Class IB IO	3.500	11-25-42	1,525,000	397,453
Series 2012-98, Class JP	3.500	03-25-42	1,207,843	1,290,638
Series 398, Class C3 IO	4.500	05-25-39	769,130	108,042
Series 401, Class C2 IO	4.500	06-25-39	504,826	44,795
Series 402, Class 3 IO	4.000	11-25-39	799,329	104,221
Series 402, Class 4 IO	4.000	10-25-39	1,330,458	162,737
Series 402, Class 7 IO	4.500	11-25-39	1,163,200	161,115
Series 402, Class 8 IO	4.500	11-25-39	1,249,938	141,528
Series 407, Class 15 IO	5.000	01-25-40	1,153,997	170,623
Series 407, Class 16 IO	5.000	01-25-40	239,466	25,135

20 Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

Federal National Mortgage Association
Series 407, Class 17 IO	5.000	01-25-40	$228,747	$31,793
Series 407, Class 21 IO	5.000	01-25-39	853,011	71,422
Series 407, Class 7 IO	5.000	03-25-41	412,571	72,711
Series 407, Class 8 IO	5.000	03-25-41	414,716	70,278
Series 407, Class C6 IO	5.500	01-25-40	1,828,858	294,037

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	1,145,847	68,988
Series 2012-114, Class IO	1.024	01-16-53	2,101,929	202,533

Asset Backed Securities 8.3% (5.6% of Total Investments)				$15,424,161

(Cost $14,627,598)

Asset Backed Securities 8.3%				15,424,161
Ace Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.341	10-25-36	361,587	163,755
Series 2006-ASP5, Class A2C (P)	0.391	10-25-36	317,143	144,560
Series 2006-ASP5, Class A2D (P)	0.471	10-25-36	605,884	279,022

Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (P)	0.661	10-25-35	750,000	542,709

Ameriquest Mortgage Securities, Inc.
Series 2005-R1, Class M1 (P)	0.661	03-25-35	455,000	447,966

Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.361	09-25-36	1,657,278	589,262

Asset Backed Funding Certificates
Series 2005-AQ1, Class A4	5.010	06-25-35	323,468	327,771

Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3 (P)	0.411	01-25-36	613,592	547,813

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P) (S)	0.451	07-25-36	822,112	719,873

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.661	05-25-35	404,674	385,935

Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6	6.265	06-25-37	355,435	352,488

Citigroup Mortgage Loan Trust
Series 2006-WFH3, Class A3 (P)	0.361	10-25-36	479,481	470,507

Contimortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	34,872	34,609

Countrywide Asset-Backed Certificates
Series 2004-10, Class AF5B	5.110	02-25-35	558,888	556,333

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01-25-42	1,102,456	1,228,186

Encore Credit Receivables Trust
Series 2005-2, Class M2	0.671	11-25-35	600,000	513,738

Home Equity Asset Trust
Series 2003-1, Class M1 (P)	1.711	06-25-33	1,088,447	924,594
Series 2005-5, Class M1 (P)	0.691	11-25-35	450,000	431,175

Leaf II Receivables Funding LLC
Series 2011-1, Class A (S)	1.700	12-20-18	119,725	118,540

Mastr Asset Backed Securities Trust
Series 2006-HE4, Class A2 (P)	0.321	11-25-36	1,823,857	733,393
Series 2007-HE2, Class A2 (P)	0.911	08-25-37	529,805	498,935

Merrill Lynch Mortgage Investors, Inc.
Series 2005-WMC1, Class M1 (P)	0.961	09-25-35	256,559	226,226

See notes to financial statements	Annual report | Income Securities Trust 21

		Maturity
	Rate (%)	date	Par value	Value

Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.361	06-25-36	$565,981	$356,018

New Century Home Equity Loan Trust
Series 2005-3, Class M1 (P)	0.691	07-25-35	305,000	298,995

Novastar Home Equity Loan
Series 2004-4, Class M3 (P)	1.291	03-25-35	645,000	620,905

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.841	02-25-35	915,000	886,377

People’s Choice Home Loan Securities Trust
Series 2005-1, Class M3 (P)	1.081	01-25-35	480,000	469,239

RAMP Trust
Series 2005-RS3, Class M1 (P)	0.631	03-25-35	320,000	284,968

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	593,650	662,229

Soundview Home Equity Loan Trust
Series 2006-OPT2, Class A3 (P)	0.391	05-25-36	296,163	249,209

Soundview Home Loan Trust
Series 2005 — OPT 2	0.471	12-25-35	695,887	668,051

Westgate Resorts LLC
Series 2012-2A, Class A (S)	3.000	01-20-25	689,058	690,780

			Shares	Value

Common Stocks 2.8% (1.9% of Total Investments)				$5,248,877

(Cost $5,169,483)

Consumer Discretionary 0.0%				43,162

Hotels, Restaurants & Leisure 0.0%

Greektown Superholdings, Inc. (I)			768	43,162

Consumer Staples 0.5%				885,600

Tobacco 0.5%

Philip Morris International, Inc. (Z)			10,000	885,600

Energy 0.3%				547,840

Oil, Gas & Consumable Fuels 0.3%

Royal Dutch Shell PLC, ADR			8,000	547,840

Health Care 0.7%				1,411,542

Pharmaceuticals 0.7%

Eli Lilly & Company (Z)			17,000	826,710

Johnson & Johnson (Z)			8,258	584,832

Information Technology 0.3%				562,250

Semiconductors & Semiconductor Equipment 0.3%

Intel Corp. (Z)			26,000	562,250

Materials 0.5%				907,702

Containers & Packaging 0.5%

Rock-Tenn Company, Class A (Z)			12,402	907,702

22 Income Securities Trust | Annual report	See notes to financial statements

			Shares	Value
Telecommunication Services 0.5%				$890,781

Diversified Telecommunication Services 0.5%

Oi SA, ADR (Z)			123,276	493,104

Oi SA, Series C, ADR			12,025	56,037

Telefonica SA, ADR (Z)			26,000	341,640

Preferred Securities (b) 2.4% (1.6% of Total Investments)				$4,470,407

(Cost $4,530,776)

Consumer Discretionary 0.6%				1,177,393

Hotels, Restaurants & Leisure 0.6%

Greektown Superholdings, Inc., Series A (I)			14,991	1,177,393

Consumer Staples 0.6%				1,144,531

Food & Staples Retailing 0.6%

Ocean Spray Cranberries, Inc., Series A
6.250% (S)(Z)			12,500	1,144,531

Financials 1.0%				1,816,438

Commercial Banks 0.5%

PNC Financial Services Group, Inc. (6.135% to
5-1-22, then 3 month LIBOR + 4.067%) (Z)			19,375	542,500

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%) (Z)			15,475	444,133

Consumer Finance 0.2%

Ally Financial, Inc. 7.300% (Z)			11,815	293,957

Diversified Financial Services 0.3%

Citigroup Capital XIII (7.875% to 10-30-15, then 3 month
LIBOR + 6.370%) (Z)			3,900	108,459

GMAC Capital Trust I (8.125% to 2-15-16, then 3 month
LIBOR + 5.785%) (Z)			16,350	427,389

Industrials 0.2%				332,045

Aerospace & Defense 0.2%

United Technologies Corp. 7.500% (Z)			6,106	332,045

		Maturity
	Rate (%)	date	Par value	Value

Escrow Certificates 0.0% (0.0% of Total Investments)				$5,513

(Cost $0)

Materials 0.0%				5,513
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	$245,000	5,513

See notes to financial statements	Annual report | Income Securities Trust 23

	Par value	Value

Short-Term Investments 0.6% (0.4% of Total Investments)		$1,100,000

(Cost $1,100,000)

Repurchase Agreement 0.6%		1,100,000
Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $1,100,000 on 11-1-12, collateralized by $1,125,000 Federal National Mortgage Association Discount
Notes 0.010% due 1-23-13 (valued at $1,124,438)	$1,100,000	1,100,000

Total investments (Cost $255,997,684)† 147.5%		$273,954,207

Other assets and liabilities, net (47.5%)		($88,162,788)

Total net assets 100.0%		$185,791,419

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid In Kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

REIT Real Estate Investment Trust

USGG U.S. Generic Government Yield Index

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $54,151,839 or 29.15% of the Fund’s net assets as of 10-31-12.

(T) This position represents an unsettled loan commitment at period end where the coupon rate will be determined at time of settlement.

(Z) All or a portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-12 was $186,435,639.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $256,886,556. Net unrealized appreciation aggregated $17,067,651, of which $22,543,719 related to appreciated investment securities and $5,476,068 related to depreciated investment securities.

24 Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $255,997,684)	$273,954,207
Cash	68,852
Cash segregated at custodian for swap contracts	820,000
Receivable for investments sold	2,790
Dividends and interest receivable	2,908,584
Other receivables and prepaid expenses	20,140

Total assets	277,774,573

Liabilities

Credit facility agreement payable	90,300,000
Payable for investments purchased	198,198
Payable for delayed delivery securities purchased	91,926
Swap contracts, at value	1,209,063
Interest payable	57,549
Payable to affiliates
Accounting and legal services fees	5,702
Trustees’ fees	15,381
Other liabilities and accrued expenses	105,335

Total liabilities	91,983,154

Net assets

Paid-in capital	$184,947,219
Undistributed net investment income	1,466,762
Accumulated net realized gain (loss) on investments, futures contracts and
swap agreements	(17,370,022)
Net unrealized appreciation (depreciation) on investments and
swap agreements	16,747,460

Net assets	$185,791,419

Net asset value per share

Based on 11,699,015 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.88

See notes to financial statements	Annual report | Income Securities Trust 25

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$14,109,137
Dividends	620,562
Less foreign taxes withheld	(12,997)
Total investment income	14,716,702

Expenses

Investment management fees	1,381,829
Accounting and legal services fees	34,766
Transfer agent fees	112,386
Trustees’ fees	42,104
Printing and postage	78,328
Professional fees	103,494
Custodian fees	28,868
Interest expense	829,957
Stock exchange listing fees	24,290
Other	35,723

Total expenses	2,671,745

Net investment income	12,044,957

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	50,604
Futures contracts	(22,590)
Swap contracts	(196,225)
(168,211)
Change in net unrealized appreciation (depreciation) of
Investments	16,424,418
Futures contracts	(120,001)
Swap contracts	(935,105)
15,369,312
Net realized and unrealized gain	15,201,101

Increase in net assets from operations	$27,246,058

26 Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11
Increase (decrease) in net assets

From operations
Net investment income	$12,044,957	$12,557,511
Net realized gain (loss)	(168,211)	3,145,523
Change in net unrealized appreciation (depreciation)	15,369,312	(4,581,560)

Increase in net assets resulting from operations	27,246,058	11,121,474

Distributions to shareholders
From net investment income	(12,769,589)	(13,136,659)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	1,017,966	1,037,011

Total increase (decrease)	15,494,435	(978,174)

Net assets

Beginning of year	170,296,984	171,275,158

End of year	$185,791,419	$170,296,984

Undistributed net investment income	$1,466,762	$1,261,578

Share activity

Shares outstanding
Beginning of year	11,631,473	11,559,635
Issued pursuant to Dividend Reinvestment Plan	67,542	71,838

End of year	11,699,015	11,631,473

See notes to financial statements	Annual report | Income Securities Trust 27

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-12
Cash flows from operating activities

Net increase in net assets from operations	$27,246,058
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(136,233,916)
Long-term investments sold	129,106,474
Increase in short-term investments	(103,000)
Net amortization of premium (discount)	3,813,620
Decrease in dividends and interest receivable	65,655
Decrease in payable for investments purchased	(769,366)
Increase in payable for delayed delivery securities purchased	91,926
Decrease in receivable for investments sold	1,555,290
Increase in cash segregated at custodian for swap contracts	(820,000)
Decrease in cash held at broker for futures contracts	62,288
Decrease in other receivables and prepaid expenses	1,861
Increase in unrealized depreciation of swap contracts	935,105
Decrease in payable for futures variation margin	(3,016)
Increase in payable to affiliates	2,713
Increase in interest payable	48,208
Decrease in other liabilities and accrued expenses	(4,996)
Net change in unrealized (appreciation) depreciation on investments	(16,424,418)
Net realized gain on investments	(50,604)

Net cash provided by operating activities	$8,519,882

Cash flows from financing activities
Borrowings from credit facility agreement payable	$3,300,000
Distributions to common shareholders net of reinvestments	(11,751,623)

Net cash used in financing activities	($8,451,623)

Net increase in cash	$68,259

Cash at beginning of period	$593

Cash at end of period	$68,852

Supplemental disclosure of cash flow information

Cash paid for interest	$781,749

Noncash financing activities not included herein consist of	1,017,966
reinvestment of distributions

28 Income Securities Trust | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.64	$14.82	$13.42	$10.67	$14.53	$15.22
Net investment income[2]	1.03	1.08	1.19	1.18	1.05	1.34
Net realized and unrealized gain (loss)
on investments	1.31	(0.13)	1.37	2.70	(3.92)	(0.69)
Distributions to Auction Preferred
Shares (APS)	—	—	—	—	(0.15)	(0.42)
Total from investment operations	2.34	0.95	2.56	3.88	(3.02)	0.23
Less distributions to
common shareholders
From net investment income	(1.10)	(1.13)	(1.16)	(1.13)	(0.84)	(0.92)
Net asset value, end of period	$15.88	$14.64	$14.82	$13.42	$10.67	$14.53
Per share market value, end of period	$16.53	$14.81	$14.76	$12.94	$9.67	$12.85
Total return at net asset value (%)[3]	16.57	6.78	19.90	39.06	(21.36)[4]	1.97
Total return at market value (%)[3]	19.95	8.46	23.85	47.95	(19.41)[4]	(6.94)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$186	$170	$171	$154	$121	$165
Ratios (as a percentage of average
net assets):
Expenses	1.53	1.56	1.78	2.25	2.17[5]	1.16[6]
Net investment income	6.88	7.34	8.44	10.56	9.37[5]	8.87[7]
Portfolio turnover (%)	50	71	79	94	40	54

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	—	$90
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	—	25
Average market value per unit
(in thousands)	—	—	—	—	—	25
Asset coverage per unit[8]	—	—	—	—	—[9]	$71,228
Total debt outstanding end of period
(in millions)	$90	$87	$84	$58	$58	—
Asset coverage per $1,000 of APS[10]	—	—	—	—	—	$2,851
Asset coverage per $1,000 of debt[11]	$3,057	$2,957	$3,051	$3,656	$3,094	—

See notes to financial statements	Annual report | Income Securities Trust 29

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Not annualized.
5 Annualized.
6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.76% for the year ended 12-31-07.
7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.82%
for the year ended 12-31-07.
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.
10 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
11 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

30 Income Securities Trust | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

Annual report | Income Securities Trust 31

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$143,160,685	—	$142,534,993	$625,692
Convertible Bonds	409,200	—	409,200	—
Municipal Bonds	668,337	—	668,337	—
Term Loans	973,749	—	973,749	—
Capital Preferred Securities	4,225,264	—	4,225,264	—
U.S. Government &
Agency Obligations	63,179,335	—	63,179,335	—
Foreign Government
Obligations	401,908	—	401,908	—
Collateralized Mortgage
Obligations	34,686,771	—	33,697,352	989,419
Asset Backed Securities	15,424,161	—	15,424,161	—
Common Stocks	5,248,877	$5,205,715	—	43,162
Preferred Securities	4,470,407	2,148,483	1,144,531	1,177,393
Escrow Certificates	5,513	—	5,513	—
Short-Term Investments	1,100,000	—	1,100,000	—

Total investments in
Securities	$273,954,207	$7,354,198	$263,764,343	$2,835,666
Other Financial Instruments
Interest Rate Swaps	($1,209,063)	—	($1,209,063)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	ASSET BACKED		PREFERRED
	BONDS	OBLIGATIONS	SECURITIES	COMMON STOCKS	SECURITIES	TOTAL

Balance as of 10-31-11	$344,203	$125,276	$214,000	$56,075	$1,094,555	$1,834,109
Realized gain (loss)	355	—	—	—	—	$355
Change in unrealized
appreciation (depreciation)	58,978	45,706	—	(12,913)	82,838	$174,609
Purchases	260,000	901,190	1,552,517	—	—	$2,713,707
Sales	(37,844)	(189,378)	(1,766,517)	—	—	($1,993,739)
Transfers into Level 3	—	150,173	—	—	—	$150,173
Transfers out of Level 3	—	(43,548)	—	—	—	($43,548)
Balance as of 10-31-12	$625,692	$989,419	—	$43,162	$1,177,393	$2,835,666
Change in unrealized at
period end*	$58,978	$45,706	—	($12,913)	$82,838	$174,609

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

32 Income Securities Trust | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual report | Income Securities Trust 33

For federal income tax purposes, the Fund has a capital loss carryforward of $16,617,020 available to offset future net realized capital gains as of October 31, 2012. The following table details the capital loss carryforward available as of October 31, 2012:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31						NO EXPIRATION DATE
2013	2014	2015	2016	2017	2018	Short Term	Long Term

$2,205,183	$3,342,775	$1,351,797	$1,367,076	$6,785,450	$436,296	—	$1,128,443

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$12,769,589	$13,136,659

As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $1,477,375 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash segregated at custodian for swap contracts.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be

34 Income Securities Trust | Annual report

closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of October 31, 2012, $820,000 was posted by the Fund for the benefit of counterparties.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/ payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2012, the Fund used futures contracts to manage duration of the portfolio. During the year ended October 31, 2012, the Fund held futures contracts with aggregate settlement values ranging up to 13.4 million, as measured at each quarter end. There were no open futures contracts as of October 31, 2012.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2012, the Fund used interest rate swaps in anticipation of rising interest rates. During the year ended October 31, 2012, the Fund held interest rate swaps with total USD notional amounts ranging from $22.0 million to $44.0 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of October 31, 2012.

Annual report | Income Securities Trust 35

		PAYMENTS	PAYMENTS
	USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	MARKET
COUNTERPARTY	AMOUNT	FUND	FUND	DATE	VALUE

Morgan Stanley	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($756,753)
Capital Services

Morgan Stanley	22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(452,310)
Capital Services

Total	$44,000,000				($1,209,063)

(a) At 10-31-12, the 3-month LIBOR rate was 0.31275%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	VALUE	FAIR VALUE

Interest rate	Swap contracts	Interest	—	($1,209,063)
contracts	at value	Rate Swaps

Total			—	($1,209,063)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	FUTURES	SWAP
RISK	OPERATIONS LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Net realized gain	($22,590)	($196,225)	($218,815)
contracts	(loss)

Total		($22,590)	($196,225)	($218,815)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	FUTURES	SWAP
RISK	OPERATIONS LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Change in	($120,001)	($935,105)	($1,055,106)
contracts	unrealized
	appreciation
	(depreciation)

Total		($120,001)	($935,105)	($1,055,106)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

36 Income Securities Trust | Annual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets and the value attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2012, were equivalent to a net annual effective rate of 0.53% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Leverage risk

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

Annual report | Income Securities Trust 37

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

Effective August 15, 2012, the Fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the Fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the Fund’s borrowings under the CFA will not exceed 33 1/3% of the Fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR plus 0.41% and is payable monthly. As of October 31, 2012, the Fund had borrowings of $90,300,000 at an interest rate of 0.72%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the period from August 15, 2012 to October 31, 2012, the average borrowings under the CFA and the effective average interest rate were $89,801,282 and 0.80%, respectively.

The Fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or termination event, CSSU is generally required to provide the Fund with 270 calendar days’ notice before terminating or amending the facility.

Prior to August 15, 2012, the Fund borrowed money pursuant to a CFA with a subsidiary of BNP Paribas (BNP). Interest charged was at the rate of one month LIBOR plus 0.70% payable monthly. The Fund also paid a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the period ended August 14, 2012 amounted to $14,400 and is included in the interest expense in the Statement of operations. During the period ended August 14, 2012, the average borrowings under the CFA with BNP and the effective average interest rate were $87,000,000 and 0.99%, respectively.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $112,499,167 and $102,948,549, respectively, for the year ended October 31, 2012. Purchases and sales of U.S. Treasury obligations aggregated $23,734,749 and $26,157,925, respectively, for the year ended October 31, 2012.

38 Income Securities Trust | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the “Fund”) at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Income Securities Trust 39

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

40 Income Securities Trust | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the NYSE. The Fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of net assets in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. “Net assets” is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The Fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks. At least 75% of the Fund’s total assets will be represented by debt securities which are rated, at the time of acquisition, investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s Rating Corporation or in unrated securities determined by the Adviser to be of comparable quality.

Dividends and distributions

During the year ended October 31, 2012, dividends from net investment income totaling $1.0954 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 30, 2011	$0.3049
March 30, 2012	0.2639
June 29, 2012	0.2728
September 28, 2012	0.2538
$1.0954

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds

Annual report | Income Securities Trust 41

NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

42 Income Securities Trust | Annual report

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment.

In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Nominees to serve until their respective successors have been duly elected and qualified. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	9,039,726	240,552
Peter S. Burgess	9,062,578	217,700
William H. Cunningham	9,100,143	180,135
Grace K. Fey	9,036,621	243,657
Theron S. Hoffman	9,063,622	216,656
Deborah C. Jackson	9,098,733	181,545
Hassell H. McClellan	9,044,508	235,770
James M. Oates	9,040,289	239,989
Steven R. Pruchansky	9,094,643	185,635
Gregory A. Russo	9,112,320	167,958
Non-Independent Trustees
James R. Boyle	9,068,469	211,809
Craig Bromley	9,034,479	245,799
Warren A. Thomson	9,062,938	217,340

Annual report | Income Securities Trust 43

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Income Securities Trust (the Fund) met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and

44 Income Securities Trust | Annual report

other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Income Securities Trust 45

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (NAV) and market value (Market)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Income Securities Trust (NAV)	6.47%	22.61%	7.21%	6.43%
Corporate Debt BBB-Rated Category	6.76%	19.64%	4.34%	8.00%
Average (NAV)
Barclay US Gvt/Cr TR Index	8.74%	6.60%	6.55%	5.85%
Income Securities Trust (Market)	4.59%	24.59%	8.29%	7.61%
Corporate Debt BBB-Rated Category	8.36%	20.03%	4.11%	8.02%
Average (Market)

The Board noted that the Fund’s NAV performance compared favorably to the Category’s average NAV performance and the benchmark index’s performance over all periods shown, except for the one-year period over which the Fund underperformed its Category’s average performance and benchmark index’s performance, and the ten-year period over which it underperformed its Category’s average performance. The Board was advised that the Fund’s recent underperformance versus the benchmark index related to the differing amounts of U.S. Treasury securities between the two.

46 Income Securities Trust | Annual report

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (Net Expense Ratio). The Gross Expense Ratio and Net Expense Ratio are based on common and leveraged assets and include interest expense relating to leverage. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was one basis point below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios derived from the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.53%	0.54%
Gross Expense Ratio	1.04%	0.99%
Net Expense Ratio	1.04%	0.99%

The Board was aware that the Expense Group includes funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Expense Group comparison shows advisory fees and expense ratios as percentages of assets attributable to total managed assets; and that the Fund’s fees and expenses may be higher than funds in the Expense Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which illustrated the expenses of the Fund and the Expense Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

Annual report | Income Securities Trust 47

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability information.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

48 Income Securities Trust | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Income Securities Trust 49

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2005	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

50 Income Securities Trust | Annual report

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Income Securities Trust 51

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

52 Income Securities Trust | Annual report

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Subadviser
Charles L. Bardelis*	Andrew G. Arnott	John Hancock Asset Management
James R. Boyle†	Executive Vice President	a division of Manulife Asset
Craig Bromley†		Management (US) LLC
Peter S. Burgess*	Thomas M. Kinzler
William H. Cunningham	Secretary and Chief Legal Officer	Custodian
Grace K. Fey		State Street Bank and
Theron S. Hoffman*	Francis V. Knox, Jr.	Trust Company
Deborah C. Jackson	Chief Compliance Officer
Hassell H. McClellan		Transfer agent
Steven R. Pruchansky	Charles A. Rizzo	Computershare Shareowner
Vice Chairman	Chief Financial Officer	Services, LLC
Gregory A. Russo
Warren A. Thomson†	Salvatore Schiavone	Legal counsel
	Treasurer	K&L Gates LLP
*Member of the
Audit Committee		Independent registered
†Non-Independent Trustee		public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHS

For shareholder assistance refer to page 43

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Income Securities Trust 53

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P600A 10/12
12/12

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $48,638 for the fiscal year ended October 31, 2012 and $43,714 for the fiscal year ended October 31, 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,200 for the fiscal year ended October 31, 2012 and $3,107 for the fiscal year ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $419 for the fiscal year ended October 31, 2012 and $73 for the fiscal year ended October 31, 2011 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,659,553 for the fiscal year ended October 31, 2012 and $1,674,958 for the fiscal year ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Management since 2005
Began business career in 1986
Joined fund team in 2002

Jeffrey N. Given, CFA
Vice President, John Hancock Asset Management since 2005
Began business career in 1993
Joined fund team in 1999

Howard C. Greene, CFA
Senior Vice President, John Hancock Asset Management since 2005
Began business career in 1979
Joined fund team in 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Barry H. Evans, CFA	Other Investment Companies: Nine (9) funds with
assets of approximately $15.4 billion.

Other Pooled Investment Vehicles: Twenty-two (22)
accounts with assets of approximately $362.1 million

Other Accounts: None

Jeffrey N. Given, CFA	Other Investment Companies: Sixteen (16) funds with
assets of approximately $19.7 billion.

Other Pooled Investment Vehicles: Three (3) accounts
with assets of approximately $241.5 million.

Other Accounts: Eleven (11) accounts with assets of
approximately $2.9 billion.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Howard C. Greene, CFA	Other Investment Companies: Twelve (12) funds with
assets of approximately $13.0 billion.

Other Pooled Investment Vehicles: Two (2) accounts
with assets of approximately $183.0 million.

Other Accounts: Ten (10) accounts with assets of $2.8
billion

With respect to accounts managed by Messrs. Given, the Subadviser receives a performance-based fee with respect to one Other Account with total assets of approximately $58 million.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser receives a performance-based fee with respect to certain of the other accounts managed by the portfolio managers of the Fund described above.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

▪ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

▪ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Peer Universe

Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Barry H. Evans, CFA	$10,001-$50,000

Jeffrey N. Given, CFA	$1-$10,000

Howard C. Greene, CFA	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012